UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Annual report 12/31/15

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax on the fund of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

Global financial markets delivered lackluster performance in 2015, on balance, while volatility rose across asset classes. Among the factors driving investor concerns were persistently low oil prices, evidence of slowing growth in China, and increasing terrorist activity in Europe and the Middle East. Economic growth continues to slowly gather steam in the United States, and central banks in Europe and Asia remain committed to further monetary stimulus. However, several headwinds remain, and our network of asset managers and research firms expects volatility to affect a range of global markets in 2016. Corporate bond market liquidity has added to concerns, since new regulations intended to limit risk taking by banks may subsequently limit the ability of those institutions to buy bonds from sellers.

At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place, such as a credit facility and an interfund lending program. Given today's market dynamics, now may be a good time to ask your financial advisor whether your portfolio is sufficiently diversified to meet your long-term objectives and withstand the inevitable bumps along the way.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the introduction of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of December 31, 2015. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. There is no guarantee that the funds' investment strategies will be successful. Please see the funds' prospectuses for information about the specific risks involved. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
26	Financial statements
29	Financial highlights
30	Notes to financial statements
38	Auditor's report
39	Tax information
40	Additional information
43	Trustees and Officers
47	More information

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15 (%)

At net asset value
At closing market price
MSCI AC World Index
1.56
−2.29
−1.84
7.52
7.18
8.26
5.70
1.32
6.42
1 year
3 year
Since inception
(5/26/11)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time.

The performance data contained within this material represents past performance, which does not guarantee future results.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Growth concerns weighed on global stocks

Fears of a global growth slowdown centered in China led to losses for many global stocks, with the steepest declines in emerging-market stocks.

Dividend stocks paced relative results

The fund outperformed its comparative index, the MSCI All Country World Index, at NAV, owing primarily to stock selection in the income-oriented financials and telecommunication services sectors.

The fund's domestic exposure was a positive factor

An overweight in U.S. stocks, which outperformed the fund's comparative index, contributed to relative performance during the period.

PORTFOLIO COMPOSITION AS OF 12/31/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value. An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Investing in derivative instruments involves risks different from, and in some cases greater than, the risks associated with investing directly in securities and other traditional investments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk. Investments in higher-yielding, lower-rated securities include a higher risk of default.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

Kent M. Stahl, CFA
Portfolio Manager
Wellington Management Company LLP

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

What factors affected global markets over the past 12 months?

Global equities, as measured by the fund's comparative index, the MSCI All Country World Index, fell over the reporting period as supportive monetary policy actions by major world banks were unable to overcome worries about a worldwide growth slowdown. China implemented rate cuts in the first half of the period to stabilize growth in its economy while the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing (QE) program to combat record low inflation and spark growth, while the Bank of Japan expanded its QE policy.

China dominated market sentiment in the second half of the period as the world's second largest economy unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. Stocks tumbled in the third quarter of the year in the aftermath of China's move, while export-driven economies were especially hard hit by continued declines in crude oil and other commodities. U.S. equities outperformed non-U.S. equities and emerging-market equities underperformed their developed-market counterparts. The U.S. Federal Reserve capped off a turbulent year in December by delivering its first rate hike since 2006, but the move failed to ease volatility.

Within the comparative index, only four out of ten sectors posted positive returns. Healthcare, consumer staples, consumer discretionary, and information technology led the index, while energy and materials declined the most.

Looking ahead, we remain generally positive about the outlook for global markets. Our belief is based on the ongoing strength in developed economies where we believe buoyant consumption, recovering balance sheets, and accommodative monetary policy will drive growth.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

"China dominated market sentiment in the second half of the period as the world's second largest economy unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop."

How did the fund respond to these market conditions?

The fund seeks to provide investors with a portfolio that will generate attractive long-term total returns with downside equity market protection through a portfolio that invests in global equities and high-yield bonds and employs options strategies. The fund performed well compared with its index for the reporting period at NAV, primarily due to strong stock selection in the equity strategy and the fund's beta hedge, a strategy that reduces the fund's equity exposure by selling futures on the S&P 500 Index and the MSCI EAFE Index and benefits when such indexes decline. The fund's allocation to high-yield bonds and call writing strategy detracted from relative performance.

Stock selection within the financials, telecommunication services, and consumer staples sectors contributed most to relative performance, but was partially offset by weak selection within the utilities, energy, and industrials sectors. Sector allocation detracted from relative results, most

SECTOR COMPOSITION AS OF 12/31/15 (%)

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

"Sector allocation detracted from relative results, most notably due to an underweight in consumer discretionary and consumer staples, as well as an overweight in the energy and materials sectors."
notably due to an underweight in consumer discretionary and consumer staples, as well as an overweight in the energy and materials sectors.

In a difficult environment for equities, which stocks had the greatest positive impact on relative performance for the year?

The top contributors to the fund's relative performance during the period were Japan-based telecommunications company Nippon Telegraph & Telephone Corp., food and beverage company Kraft Foods Group Inc., and pharmaceutical companies Eisai Company, Ltd. from Japan and U.S.-based Bristol-Myers Squibb Company. Kraft Foods Group was purchased by Heinz during the period and we eliminated the position on strength.

Which positions detracted the most from results?

The primary detractors from relative performance included the fund's holdings in Netherlands-based insurer Delta Lloyd NV, oil and natural gas exploration and production company Marathon Oil Corp., International Paper Company, and industrial components maker Eaton Corp. PLC. Not

TOP 10 HOLDINGS AS OF 12/31/15 (%)

British American Tobacco PLC	2.3
Microsoft Corp.	2.3
Merck & Company, Inc.	2.2
The PNC Financial Services Group, Inc.	1.7
Nippon Telegraph & Telephone Corp.	1.7
Intel Corp.	1.5
JPMorgan Chase & Co.	1.5
AstraZeneca PLC	1.5
Bristol-Myers Squibb Company	1.3
Chevron Corp.	1.3
TOTAL	17.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       6

owning e-commerce and cloud computing company Amazon.com, Inc., which performed strongly during the period, also hurt relative results.

How was the fund positioned at the end of the period?

At the end of the period, the equity portfolio was most overweight in the financials and utilities sectors, while consumer discretionary and consumer staples were the largest underweights. The largest changes in positioning during the period included a shift to a greater underweight in information technology and increases in the underweight in consumer discretionary and the overweight in utilities. We maintained the fund's exposure to global high-yield fixed income to help aid its income-generating capabilities.

MANAGED BY

Kent M. Stahl, CFA On the fund since 2011 Investing since 1985
Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

COUNTRY COMPOSITION AS OF 12/31/15 (%)

United States	55.8
Japan	11.3
United Kingdom	9.4
Switzerland	4.0
France	3.8
Canada	2.7
Germany	2.7
Netherlands	2.0
Spain	1.8
China	1.5
Other Countries	5.0
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Kent M. Stahl, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       7

Fund's investments

As of 12-31-15
	Shares	Value
Common stocks 81.7%		$171,559,688
(Cost $175,502,681)
Consumer discretionary 4.4%		9,131,425
Auto components 0.9%
Aisan Industry Company, Ltd.	11,600	119,102
Delphi Automotive PLC	3,905	334,776
Exedy Corp.	8,400	203,016
Keihin Corp.	14,700	257,755
Nissin Kogyo Company, Ltd.	13,500	195,825
Sumitomo Riko Company, Ltd.	17,600	146,720
Takata Corp. (I)	10,900	72,589
Tokai Rika Company, Ltd.	8,100	199,363
Toyoda Gosei Company, Ltd.	11,600	263,516
Automobiles 0.3%
Honda Motor Company, Ltd.	13,900	444,265
Peugeot SA (I)	4,089	71,676
Renault SA	2,233	223,513
Diversified consumer services 0.1%
Allstar Co-Invest LLC (I)(R)	236,300	96,883
Benesse Holdings, Inc.	2,800	80,634
Household durables 0.9%
Funai Electric Company, Ltd.	18,463	154,869
Newell Rubbermaid, Inc.	8,681	382,658
Nikon Corp.	20,500	274,566
Pioneer Corp. (I)	76,500	210,598
PulteGroup, Inc.	46,795	833,887
Internet and catalog retail 0.1%
Home Retail Group PLC	71,988	105,459
Qliro Group AB (I)	49,556	70,817
Media 0.5%
Avex Group Holdings, Inc.	7,200	85,415
Gendai Agency, Inc.	5,200	26,880
Metropole Television SA	9,649	165,926
Proto Corp.	3,000	41,272
SES SA	25,587	709,008
Multiline retail 0.2%
Dollar General Corp.	5,688	408,797
New World Department Store China, Ltd.	343,000	52,058
Specialty retail 1.2%
Adastria Company, Ltd.	2,900	162,278
Honeys Company, Ltd.	12,030	103,834

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       8

	Shares	Value
Consumer discretionary (continued)
Specialty retail (continued)
Nishimatsuya Chain Company, Ltd.	17,800	$154,066
Pal Company, Ltd.	4,700	112,805
Ross Stores, Inc.	4,663	250,916
Shimamura Company, Ltd.	1,600	187,375
The Home Depot, Inc.	10,725	1,418,381
Xebio Company, Ltd.	9,500	179,407
Textiles, apparel and luxury goods 0.2%
Daphne International Holdings, Ltd. (I)	524,000	87,494
Ralph Lauren Corp.	2,180	243,026
Consumer staples 5.4%		11,278,302
Beverages 1.2%
The Coca-Cola Company	58,457	2,511,313
Food and staples retailing 0.3%
Cawachi, Ltd.	7,100	138,448
J Sainsbury PLC	88,666	337,658
Metro AG	6,194	197,324
Food products 1.1%
Ebro Foods SA	20,138	396,131
Ingredion, Inc.	11,273	1,080,404
Pinnacle Foods, Inc.	17,016	722,499
Suedzucker AG	9,645	191,168
Household products 0.3%
The Procter & Gamble Company	7,825	621,383
Personal products 0.1%
Oriflame Holding AG (I)	10,701	171,492
Tobacco 2.4%
British American Tobacco PLC	88,423	4,910,482
Energy 6.3%		13,137,134
Energy equipment and services 0.3%
Ensco PLC, Class A	14,177	218,184
Helmerich & Payne, Inc.	5,000	267,750
Oil, gas and consumable fuels 6.0%
BP PLC	127,772	663,990
Canadian Natural Resources, Ltd.	20,755	453,082
Chevron Corp. (C)	30,777	2,768,699
Encana Corp.	9,900	50,298
Eni SpA	26,311	390,934
Gazprom OAO, ADR	63,222	232,025
Harum Energy Tbk PT (I)	450,400	21,987
Indo Tambangraya Megah Tbk PT	96,400	39,796

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       9

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Inpex Corp.	20,000	$194,978
Japan Petroleum Exploration Company, Ltd.	7,000	188,001
Lukoil PJSC, ADR	7,520	244,287
Marathon Oil Corp.	64,497	812,017
Occidental Petroleum Corp.	15,255	1,031,391
Painted Pony Petroleum, Ltd. (I)	12,700	31,940
Petro Rio SA (I)	2,930	1,802
Petroleo Brasileiro SA, ADR (I)	28,392	122,086
Royal Dutch Shell PLC, B Shares	69,625	1,586,818
Statoil ASA	6,144	85,689
Suncor Energy, Inc.	60,254	1,554,553
Total SA	37,579	1,684,718
TransCanada Corp.	15,100	492,109
Financials 22.2%		46,665,561
Banks 9.7%
Allahabad Bank	61,017	63,788
Alpha Bank AE (I)	16,089	43,117
Banca Popolare dell'Emilia Romagna SC	19,413	147,250
Banco Popular Espanol SA	54,636	180,019
BNP Paribas SA	7,559	427,668
CaixaBank SA	239,399	833,254
Canara Bank	28,136	98,734
China Construction Bank Corp., H Shares	1,538,218	1,049,292
Comerica, Inc.	7,507	314,018
Corp. Bank	60,024	38,266
Dah Sing Financial Holdings, Ltd.	15,600	77,640
HSBC Holdings PLC	201,577	1,591,291
ING Groep NV	29,199	395,063
JPMorgan Chase & Co. (C)	47,435	3,132,133
KB Financial Group, Inc.	5,733	161,520
M&T Bank Corp.	3,951	478,782
Mitsubishi UFJ Financial Group, Inc.	324,005	2,006,968
Mizuho Financial Group, Inc.	194,400	388,800
Nordea Bank AB	124,752	1,368,748
OTP Bank PLC	8,181	168,212
Shinhan Financial Group Company, Ltd. (I)	3,196	107,359
Societe Generale SA	7,733	356,353
Standard Chartered PLC	41,264	342,374
Sumitomo Mitsui Financial Group, Inc.	11,200	422,700
Svenska Handelsbanken AB, A Shares	54,851	728,502
The Eighteenth Bank, Ltd.	10,000	29,229
The Oita Bank, Ltd.	15,000	58,340

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       10

	Shares	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (C)	37,042	$3,530,473
The Tochigi Bank, Ltd.	16,000	91,255
The Yamanashi Chuo Bank, Ltd.	12,000	61,331
UniCredit SpA	38,724	214,093
Wells Fargo & Company (C)	26,267	1,427,874
Capital markets 2.1%
BlackRock, Inc. (C)	5,659	1,927,003
Henderson Group PLC	338,431	1,538,175
Julius Baer Group, Ltd. (I)	3,978	192,444
UBS Group AG	29,358	569,529
Uranium Participation Corp. (I)	30,800	114,189
Consumer finance 0.1%
Manappuram Finance, Ltd.	221,288	97,441
Synchrony Financial (I)	7,926	241,030
Diversified financial services 0.9%
Intercontinental Exchange, Inc. (C)	4,288	1,098,843
MSCI, Inc.	12,563	906,169
Insurance 6.8%
ACE, Ltd.	11,720	1,369,482
Ageas	9,290	431,185
Assicurazioni Generali SpA	69,232	1,264,639
CNO Financial Group, Inc.	43,693	834,099
Coface SA (I)	12,107	122,679
Delta Lloyd NV	74,054	436,543
FNF Group	25,327	878,087
Marsh & McLennan Companies, Inc.	16,040	889,418
MetLife, Inc.	35,929	1,732,137
Primerica, Inc.	7,941	375,053
Sony Financial Holdings, Inc.	20,020	358,102
Storebrand ASA (I)	61,334	240,207
T&D Holdings, Inc.	31,000	409,000
The Dai-ichi Life Insurance Company, Ltd.	16,900	281,177
Tongyang Life Insurance	9,867	97,561
Torchmark Corp.	6,000	342,960
Willis Towers Watson PLC	36,431	1,769,454
Zurich Insurance Group AG (I)	9,378	2,409,206
Real estate investment trusts 0.9%
ICADE	11,936	801,144
Weyerhaeuser Company	36,527	1,095,079
Real estate management and development 1.7%
Castellum AB	62,160	885,236
The UNITE Group PLC	63,318	611,685

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       11

	Shares	Value
Financials (continued)
Real estate management and development (continued)
Vonovia SE	65,133	$2,012,159
Health care 9.4%		19,816,502
Biotechnology 0.1%
Sinovac Biotech, Ltd. (I)	22,089	126,349
Health care equipment and supplies 0.1%
Zimmer Biomet Holdings, Inc.	3,355	344,189
Health care providers and services 0.5%
AmerisourceBergen Corp.	2,221	230,340
Quest Diagnostics, Inc.	10,852	772,011
Suzuken Company, Ltd.	990	37,622
Health care technology 0.1%
AGFA-Gevaert NV (I)	32,928	187,374
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	6,400	81,510
Pharmaceuticals 8.6%
Almirall SA	10,618	214,601
AstraZeneca PLC	45,481	3,072,119
Bristol-Myers Squibb Company	40,767	2,804,362
Daiichi Sankyo Company, Ltd.	10,400	214,653
Eisai Company, Ltd.	29,346	1,941,260
H. Lundbeck A/S (I)	8,985	306,795
Johnson & Johnson	12,714	1,305,982
Merck & Company, Inc. (C)	88,336	4,665,908
Ono Pharmaceutical Company, Ltd.	1,780	317,395
Roche Holding AG	9,763	2,705,409
Takeda Pharmaceutical Company, Ltd.	9,800	488,623
Industrials 8.9%		18,713,364
Aerospace and defense 0.7%
Raytheon Company	3,140	391,024
Thales SA	2,943	220,283
United Technologies Corp.	9,279	891,434
Air freight and logistics 0.5%
Deutsche Post AG	24,727	691,312
PostNL NV (I)	85,802	325,442
Airlines 0.4%
American Airlines Group, Inc.	8,431	357,053
Deutsche Lufthansa AG (I)	23,450	369,362
Qantas Airways, Ltd. (I)	32,989	97,782
Building products 0.4%
Cie de Saint-Gobain	10,909	472,744

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       12

	Shares	Value
Industrials (continued)
Building products (continued)
Fortune Brands Home & Security, Inc.	7,680	$426,240
Commercial services and supplies 0.1%
Aeon Delight Company, Ltd.	2,300	73,791
Moshi Moshi Hotline, Inc.	8,500	72,931
Construction and engineering 0.1%
Raubex Group, Ltd.	58,523	63,505
Toyo Engineering Corp. (I)	65,000	167,005
Electrical equipment 2.1%
Eaton Corp. PLC	46,545	2,422,202
Schneider Electric SE	29,216	1,659,584
Ushio, Inc.	14,600	201,332
Zumtobel Group AG	1,496	37,687
Industrial conglomerates 1.5%
3M Company	6,703	1,009,740
General Electric Company	20,197	629,137
Koninklijke Philips NV	7,580	193,474
Rheinmetall AG	4,572	303,909
Siemens AG	9,564	925,277
Machinery 0.7%
Caterpillar, Inc.	13,164	894,625
Fuji Machine Manufacturing Company, Ltd.	2,300	24,178
Hisaka Works, Ltd.	9,200	73,287
Sumitomo Heavy Industries, Ltd.	33,000	147,934
The Japan Steel Works, Ltd.	53,000	186,052
Toshiba Machine Company, Ltd.	41,000	139,057
Marine 0.1%
D/S Norden A/S (I)	7,995	141,758
Pacific Basin Shipping, Ltd.	511,000	111,841
Professional services 0.4%
Adecco SA (I)	3,547	242,766
en-japan, Inc.	4,800	176,749
Hays PLC	85,030	182,615
USG People NV	10,621	197,592
Road and rail 0.6%
Kansas City Southern	6,937	517,986
Union Pacific Corp.	10,455	817,581
Trading companies and distributors 0.4%
Fastenal Company	9,702	396,036
Kuroda Electric Company, Ltd.	9,400	173,660
Rexel SA	11,033	146,913
SIG PLC	65,647	138,724

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       13

	Shares	Value
Industrials (continued)
Transportation infrastructure 0.9%
Hamburger Hafen und Logistik AG	5,548	$84,530
Jiangsu Expressway Company, Ltd., H Shares	1,428,519	1,917,230
Information technology 10.3%		21,728,157
Communications equipment 2.0%
Cisco Systems, Inc. (C)	101,647	2,760,224
QUALCOMM, Inc.	30,429	1,520,994
Electronic equipment, instruments and components 0.5%
Avnet, Inc.	11,822	506,454
Hosiden Corp.	27,100	152,435
Kingboard Laminates Holdings, Ltd.	322,500	145,517
Mitsumi Electric Company, Ltd.	7,200	40,776
Nichicon Corp.	25,500	199,347
Internet software and services 0.2%
DeNa Company, Ltd.	13,700	214,218
Dropbox, Inc., Class B (I)(R)	7,248	115,098
Gree, Inc.	31,400	149,089
IT services 0.9%
Alten SA	2,642	152,890
Booz Allen Hamilton Holding Corp.	19,661	606,542
Devoteam SA	1,502	54,422
Fujitsu, Ltd.	81,000	404,280
GFI Informatique SA	3,780	34,195
Itochu Techno-Solutions Corp.	10,200	203,229
NET One Systems Company, Ltd.	26,700	170,929
Sopra Steria Group	2,491	292,924
Semiconductors and semiconductor equipment 3.7%
Intel Corp.	93,906	3,235,062
Kontron AG (I)	14,745	48,341
Lam Research Corp.	6,049	480,412
Maxim Integrated Products, Inc. (C)	72,067	2,738,546
Micronas Semiconductor Holding AG (I)	15,030	111,997
Mimasu Semiconductor Industry Company, Ltd.	7,500	71,413
Miraial Company, Ltd.	6,500	57,124
Rohm Company, Ltd.	3,600	182,343
SCREEN Holdings Company, Ltd.	37,000	272,347
Shinkawa, Ltd. (I)	15,400	79,355
Shinko Electric Industries Company, Ltd.	32,600	208,994
Tokyo Seimitsu Company, Ltd.	10,400	230,575
Software 2.4%
Alpha Systems, Inc.	1,700	27,362
Microsoft Corp. (C)	88,160	4,891,117

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       14

	Shares	Value
Information technology (continued)
Software (continued)
Nintendo Company, Ltd.	1,600	$220,016
Technology hardware, storage and peripherals 0.6%
Canon, Inc.	11,800	356,950
Compal Electronics, Inc.	334,000	186,907
Japan Digital Laboratory Company, Ltd.	6,400	87,082
Melco Holdings, Inc.	8,300	152,586
Western Digital Corp.	6,096	366,065
Materials 5.3%		11,188,759
Chemicals 1.9%
Agrium, Inc.	10,482	936,462
Agrium, Inc.	3,416	305,309
Akzo Nobel NV	12,056	805,566
E.I. du Pont de Nemours & Company	11,305	752,913
Fujimi, Inc.	4,300	59,524
Hitachi Chemical Company, Ltd.	8,300	131,677
JSR Corp.	18,500	288,310
Methanex Corp.	8,497	280,486
Mitsui Chemicals, Inc.	37,000	164,095
Nitto Denko Corp.	2,600	189,815
Sumitomo Bakelite Company, Ltd.	47,000	195,615
Construction materials 0.4%
Buzzi Unicem SpA	15,028	269,381
LafargeHolcim, Ltd.	7,341	367,599
Vicat SA	2,722	163,668
Containers and packaging 1.4%
AMVIG Holdings, Ltd.	230,000	95,302
Graphic Packaging Holding Company	24,670	316,516
International Paper Company	58,579	2,208,428
Packaging Corp. of America	4,022	253,587
Metals and mining 1.2%
Aichi Steel Corp.	11,000	51,526
Anglo American Platinum, Ltd. (I)	6,840	82,379
Anglo American PLC	22,731	99,726
Aquarius Platinum, Ltd. (I)	240,444	39,623
Barrick Gold Corp.	14,100	104,346
Centerra Gold, Inc.	30,200	143,830
Chubu Steel Plate Company, Ltd.	8,500	37,191
CST Mining Group, Ltd. (I)	1,440,000	16,809
Eldorado Gold Corp.	36,404	108,120
G-Resources Group, Ltd.	4,227,000	100,360
Impala Platinum Holdings, Ltd. (I)	49,229	79,639

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       15

	Shares	Value
Materials (continued)
Metals and mining (continued)
Ivanhoe Mines, Ltd., Class A (I)	109,000	$48,052
Kinross Gold Corp. (I)	75,897	138,133
Kyoei Steel, Ltd.	9,900	177,202
Lonmin PLC (I)	15,069	18,443
Maruichi Steel Tube, Ltd.	4,300	126,943
Neturen Company, Ltd.	11,800	92,305
Northern Dynasty Minerals, Ltd. (I)	16,000	4,857
NV Bekaert SA	5,662	174,465
Pacific Metals Company, Ltd. (I)	29,000	80,859
Resolute Mining, Ltd. (I)	361,784	65,923
Salzgitter AG	5,965	145,768
Tokyo Steel Manufacturing Company, Ltd.	25,700	159,559
Western Areas, Ltd.	46,516	75,362
Yamato Kogyo Company, Ltd.	7,600	193,785
Yodogawa Steel Works, Ltd.	5,400	108,291
Paper and forest products 0.4%
KapStone Paper and Packaging Corp.	18,800	424,692
Norbord, Inc.	25,996	506,318
Telecommunication services 4.6%		9,708,523
Diversified telecommunication services 3.7%
Hellenic Telecommunications Organization SA	21,297	213,141
KT Corp. (I)	12,791	306,514
Magyar Telekom Telecommunications PLC (I)	119,805	167,220
Nippon Telegraph & Telephone Corp.	88,612	3,526,590
Orange SA	19,424	324,880
Telefonica SA	26,116	289,729
Telenor ASA	74,533	1,242,358
Verizon Communications, Inc.	35,296	1,631,381
Wireless telecommunication services 0.9%
Mobistar SA (I)	9,759	236,642
NTT DOCOMO, Inc.	86,296	1,770,068
Utilities 4.9%		10,191,961
Electric utilities 1.9%
Edison International	16,424	972,465
Power Assets Holdings, Ltd.	222,168	2,036,736
Xcel Energy, Inc.	29,457	1,057,801
Gas utilities 0.6%
Gas Natural SDG SA	58,187	1,186,563
Independent power and renewable electricity producers 0.1%
NTPC, Ltd.	81,336	178,065

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       16

			Shares		Value
Utilities (continued)
Multi-utilities 2.3%
Centrica PLC			389,974		$1,252,196
Dominion Resources, Inc.			19,757		1,336,363
E.ON SE			15,563		149,436
Engie			18,391		325,764
National Grid PLC			62,489		861,822
PG&E Corp.			13,789		733,437
RWE AG			8,036		101,313
Preferred securities 0.0%					$102,907
(Cost $108,103)
Telecommunication services 0.0%					50,377
Telefonica Brasil SA			5,600		50,377
Utilities 0.0%					52,530
Cia Paranaense de Energia, B Shares			8,600		52,530
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 13.9%					$29,332,015
(Cost $32,089,312)
Consumer discretionary 2.9%					6,107,985
Auto components 0.1%
ZF North America Capital, Inc. (S)	4.500	04-29-22		150,000	146,625
Automobiles 0.1%
General Motors Company	4.875	10-02-23		85,000	86,925
General Motors Company	6.250	10-02-43		65,000	68,584
Diversified consumer services 0.1%
Service Corp. International	7.625	10-01-18		125,000	139,531
Hotels, restaurants and leisure 0.3%
CEC Entertainment, Inc.	8.000	02-15-22		130,000	122,850
Cirsa Funding Luxembourg SA	5.875	05-15-23	EUR	100,000	102,970
Cirsa Funding Luxembourg SA (S)	5.875	05-15-23	EUR	115,000	118,415
NH Hotel Group SA (S)	6.875	11-15-19	EUR	235,000	280,516
Household durables 0.5%
Argos Merger Sub, Inc. (S)	7.125	03-15-23		205,000	203,258
DR Horton, Inc.	4.000	02-15-20		25,000	25,143
DR Horton, Inc.	4.375	09-15-22		80,000	79,500
DR Horton, Inc.	5.750	08-15-23		20,000	21,320
KB Home	7.000	12-15-21		375,000	369,844
Lennar Corp.	4.750	11-15-22		125,000	123,938
Lennar Corp.	4.875	12-15-23		40,000	39,800
M/I Homes, Inc. (S)	6.750	01-15-21		195,000	192,075
Toll Brothers Finance Corp.	4.875	11-15-25		45,000	44,213

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       17

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Internet and catalog retail 0.1%
Liberty Interactive LLC	8.250	02-01-30		155,000	$154,225
Media 1.4%
Altice Financing SA (S)	6.500	01-15-22	EUR	100,000	113,603
CCO Holdings LLC	5.125	02-15-23		5,000	5,006
CCO Holdings LLC	5.250	09-30-22		5,000	5,050
CCO Holdings LLC	5.750	09-01-23		35,000	35,875
CCO Holdings LLC	7.375	06-01-20		255,000	265,519
CCO Safari II LLC (S)	4.908	07-23-25		95,000	94,907
CCOH Safari LLC (S)	5.750	02-15-26		120,000	120,300
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		285,000	256,500
Cequel Communications Holdings I LLC (S)	5.125	12-15-21		55,000	49,500
DISH DBS Corp.	6.750	06-01-21		170,000	171,275
DISH DBS Corp.	7.875	09-01-19		320,000	348,000
Gray Television, Inc.	7.500	10-01-20		75,000	77,063
Lin Television Corp.	5.875	11-15-22		35,000	34,825
TEGNA, Inc. (S)	4.875	09-15-21		115,000	115,288
TEGNA, Inc.	5.125	10-15-19		310,000	320,850
TEGNA, Inc. (S)	5.500	09-15-24		20,000	20,000
TEGNA, Inc.	6.375	10-15-23		55,000	58,025
Tribune Media Company (S)	5.875	07-15-22		295,000	295,000
TVN Finance Corp. III AB	7.375	12-15-20	EUR	104,000	121,781
Unitymedia Hessen GmbH & Company KG	5.500	09-15-22	EUR	234,000	269,545
Unitymedia Hessen GmbH & Company KG	5.750	01-15-23	EUR	112,500	129,889
Multiline retail 0.0%
Dollar Tree, Inc. (S)	5.250	03-01-20		20,000	20,650
Dollar Tree, Inc. (S)	5.750	03-01-23		75,000	78,188
Specialty retail 0.3%
Chinos Intermediate Holdings A, Inc., PIK (S)	7.750	05-01-19		130,000	32,500
L Brands, Inc. (S)	6.875	11-01-35		145,000	148,988
Michaels Stores, Inc. (S)	5.875	12-15-20		195,000	201,581
New Look Secured Issuer PLC (S)	6.500	07-01-22	GBP	180,000	262,745
Party City Holdings, Inc. (S)	6.125	08-15-23		140,000	135,800
Consumer staples 0.6%					1,217,935
Food and staples retailing 0.2%
Albertsons Holdings LLC (S)	7.750	10-15-22		64,000	67,960
Aramark Services, Inc.	5.750	03-15-20		280,000	289,625
Food products 0.1%
Post Holdings, Inc. (S)	6.000	12-15-22		40,000	39,200
Post Holdings, Inc.	7.375	02-15-22		80,000	83,400
TreeHouse Foods, Inc.	4.875	03-15-22		190,000	180,975

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       18

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products 0.1%
The Sun Products Corp. (S)	7.750	03-15-21	280,000	$242,900
Personal products 0.2%
Hypermarcas SA	6.500	04-20-21	310,000	313,875
Energy 1.2%				2,612,932
Energy equipment and services 0.0%
Paragon Offshore PLC (S)	6.750	07-15-22	230,000	32,200
Oil, gas and consumable fuels 1.2%
Antero Resources Corp. (S)	5.625	06-01-23	25,000	19,500
Antero Resources Corp.	6.000	12-01-20	185,000	154,475
Blue Racer Midstream LLC (S)	6.125	11-15-22	190,000	131,100
Bonanza Creek Energy, Inc.	6.750	04-15-21	100,000	60,500
Borets Finance, Ltd.	7.625	09-26-18	200,000	162,000
Concho Resources, Inc.	5.500	10-01-22	70,000	63,700
Continental Resources, Inc.	3.800	06-01-24	40,000	28,188
Continental Resources, Inc.	4.900	06-01-44	60,000	36,191
Diamondback Energy, Inc.	7.625	10-01-21	120,000	121,200
Energen Corp.	4.625	09-01-21	25,000	22,250
Energy Transfer Equity LP	5.500	06-01-27	350,000	266,000
EP Energy LLC	9.375	05-01-20	85,000	54,188
Gazprom OAO	4.950	07-19-22	200,000	187,073
Kinder Morgan, Inc.	7.250	06-01-18	60,000	62,301
Laredo Petroleum, Inc.	5.625	01-15-22	55,000	47,850
Laredo Petroleum, Inc.	6.250	03-15-23	85,000	73,950
Laredo Petroleum, Inc.	7.375	05-01-22	45,000	41,400
Matador Resources Company	6.875	04-15-23	30,000	27,900
MEG Energy Corp. (S)	6.375	01-30-23	20,000	13,700
MEG Energy Corp. (S)	7.000	03-31-24	140,000	99,400
Noble Energy, Inc.	5.625	05-01-21	200,000	195,637
Noble Energy, Inc.	5.875	06-01-22	70,000	66,591
Petroleos de Venezuela SA	6.000	11-15-26	330,000	121,275
QEP Resources, Inc.	5.250	05-01-23	80,000	56,800
QEP Resources, Inc.	5.375	10-01-22	15,000	10,800
QEP Resources, Inc.	6.800	03-01-20	25,000	22,500
Range Resources Corp.	5.000	08-15-22	35,000	26,163
Rice Energy, Inc. (S)	7.250	05-01-23	40,000	29,200
RSP Permian, Inc.	6.625	10-01-22	10,000	9,200
Tullow Oil PLC (S)	6.250	04-15-22	350,000	234,500
WPX Energy, Inc.	5.250	09-15-24	120,000	79,200
WPX Energy, Inc.	6.000	01-15-22	80,000	56,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value
Financials 1.7%					$3,551,179
Banks 0.9%
Banco Bilbao Vizcaya Argentaria SA (7.000% to 2-19-19, then 5 year Euro Swap Rate + 6.155%) (Q)	7.000	02-19-19	EUR	200,000	213,247
Bank of Ireland (7.375% to 06-18-2020, then 5 Year Euro Swap Rate + 6.956%) (P)(Q)	7.375	06-18-20	EUR	200,000	226,558
Barclays PLC (8.250% to 12-15-18, then 5 year U.S. Swap Rate + 6.705%) (Q)	8.250	12-15-18		200,000	212,940
Intesa Sanpaolo SpA (8.375% to 10-14-19, then 3 month EURIBOR + 6.871%) (Q)	8.375	10-14-19	EUR	50,000	62,758
Lloyds Banking Group PLC (6.375% to 6-27-20, then 5 year Euro Swap Rate + 5.290%) (Q)	6.375	06-27-20	EUR	200,000	229,252
Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) (Q)	7.500	08-10-20		295,000	307,169
Royal Bank of Scotland Group PLC (7.640% to 9-30-17, then 3 month LIBOR + 2.320%) (Q)	7.640	09-30-17		100,000	104,500
Santander UK Group Holdings PLC (6.250% to 3-12-19, then 5 year Euro Swap Rate + 5.410%) (Q)	6.250	03-12-19	EUR	100,000	102,645
Sberbank of Russia (S)	5.125	10-29-22		200,000	182,760
VTB Bank OJSC (S)	6.875	05-29-18		200,000	208,510
Diversified financial services 0.5%
Credit Suisse Group Funding Guernsey, Ltd. (P)(Q)	6.250	12-18-24		200,000	199,784
International Lease Finance Corp.	6.250	05-15-19		490,000	524,913
MSCI, Inc. (S)	5.250	11-15-24		150,000	152,250
Nationstar Mortgage LLC	6.500	08-01-18		235,000	228,538
Insurance 0.1%
CNO Financial Group, Inc.	4.500	05-30-20		30,000	30,600
CNO Financial Group, Inc.	5.250	05-30-25		75,000	76,313
Nationwide Building Society (6.875% to 6-20-19, then 5 year GBP Swap Rate + 4.880%) (Q)	6.875	06-20-19	GBP	120,000	177,346
Real estate investment trusts 0.1%
Equinix, Inc.	5.875	01-15-26		75,000	77,250
Specialty retail 0.1%
Dufry Finance SCA (S)	4.500	08-01-23	EUR	205,000	233,846
Health care 2.1%					4,514,614
Health care equipment and supplies 0.2%
Alere, Inc. (S)	6.375	07-01-23		150,000	140,250
Alere, Inc.	6.500	06-15-20		256,000	245,760
Alere, Inc.	7.250	07-01-18		60,000	61,350
Hologic, Inc. (S)	5.250	07-15-22		55,000	56,100
Health care providers and services 1.2%
Amsurg Corp.	5.625	07-15-22		275,000	272,250
Community Health Systems, Inc.	6.875	02-01-22		345,000	327,319
Community Health Systems, Inc.	7.125	07-15-20		250,000	249,063
Envision Healthcare Corp. (S)	5.125	07-01-22		85,000	83,300

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Health care providers and services (continued)
HCA Holdings, Inc.	6.250	02-15-21		240,000	$253,800
HCA, Inc.	6.500	02-15-20		360,000	392,220
HCA, Inc.	7.500	11-15-95		125,000	118,750
inVentiv Health, Inc. (S)	9.000	01-15-18		50,000	51,250
LifePoint Health, Inc.	5.875	12-01-23		170,000	172,550
MEDNAX, Inc. (S)	5.250	12-01-23		90,000	90,450
Tenet Healthcare Corp.	5.000	03-01-19		195,000	179,888
Tenet Healthcare Corp.	6.750	06-15-23		50,000	46,375
Tenet Healthcare Corp.	8.125	04-01-22		275,000	274,313
WellCare Health Plans, Inc.	5.750	11-15-20		135,000	139,050
Health care technology 0.3%
Emdeon, Inc. (S)	6.000	02-15-21		110,000	102,300
IMS Health, Inc. (S)	4.125	04-01-23	EUR	235,000	247,835
Sterigenics-Nordion Holdings LLC (S)	6.500	05-15-23		250,000	238,750
Pharmaceuticals 0.4%
Endo Finance LLC (S)	6.000	07-15-23		265,000	263,675
PRA Holdings, Inc. (S)	9.500	10-01-23		150,000	163,125
Quintiles Transnational Corp. (S)	4.875	05-15-23		195,000	195,975
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	130,000	122,516
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23		30,000	26,400
Industrials 0.9%					1,895,450
Aerospace and defense 0.2%
AerCap Ireland Capital, Ltd.	4.500	05-15-21		150,000	152,438
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25		35,000	35,525
TA Manufacturing, Ltd. (S)	3.625	04-15-23	EUR	180,000	189,333
Building products 0.2%
Builders FirstSource, Inc. (S)	10.750	08-15-23		185,000	183,613
Kerneos Corporate SAS (S)	5.750	03-01-21	EUR	145,000	159,463
Ply Gem Industries, Inc.	6.500	02-01-22		180,000	164,700
Commercial services and supplies 0.1%
Aramark Services, Inc. (S)	5.125	01-15-24		25,000	25,469
Quad/Graphics, Inc.	7.000	05-01-22		190,000	119,225
Electrical equipment 0.1%
Sensata Technologies BV (S)	5.000	10-01-25		100,000	97,750
Sensata Technologies BV (S)	5.625	11-01-24		70,000	71,575
Industrial conglomerates 0.1%
Tenedora Nemak SA de CV	5.500	02-28-23		200,000	200,500
Machinery 0.2%
Case New Holland Industrial, Inc.	7.875	12-01-17		240,000	253,800
CNH Industrial Capital LLC	4.375	11-06-20		15,000	14,138
Crown European Holdings SA (S)	3.375	05-15-25	EUR	170,000	172,508

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Trading companies and distributors 0.0%
American Builders & Contractors Supply Company, Inc. (S)	5.750	12-15-23		55,000	$55,413
Information technology 1.9%					3,956,286
Communications equipment 0.2%
Alcatel-Lucent USA, Inc.	6.450	03-15-29		271,000	274,388
Alcatel-Lucent USA, Inc. (S)	6.750	11-15-20		200,000	210,750
Electronic equipment, instruments and components 0.2%
CDW LLC	5.000	09-01-23		35,000	35,525
CDW LLC	5.500	12-01-24		105,000	109,988
CDW LLC	6.000	08-15-22		290,000	305,950
Internet software and services 0.2%
Zayo Group LLC	6.000	04-01-23		190,000	179,550
Zayo Group LLC	6.375	05-15-25		110,000	102,300
IT services 0.2%
First Data Corp. (S)	5.375	08-15-23		280,000	281,400
First Data Corp. (S)	7.000	12-01-23		160,000	160,000
Semiconductors and semiconductor equipment 0.3%
Entegris, Inc. (S)	6.000	04-01-22		210,000	212,625
Freescale Semiconductor, Inc. (S)	6.000	01-15-22		465,000	487,088
Software 0.8%
Activision Blizzard, Inc. (S)	5.625	09-15-21		355,000	371,863
Activision Blizzard, Inc. (S)	6.125	09-15-23		130,000	137,800
Audatex North America, Inc. (S)	6.000	06-15-21		276,000	278,070
Emdeon, Inc.	11.000	12-31-19		180,000	187,650
First Data Corp. (S)	5.750	01-15-24		240,000	236,400
Infor Software Parent LLC, PIK (S)	7.125	05-01-21		270,000	195,075
Infor US, Inc. (S)	5.750	08-15-20		25,000	25,188
Infor US, Inc. (S)	5.750	05-15-22	EUR	100,000	96,613
Infor US, Inc. (S)	6.500	05-15-22		50,000	42,250
SS&C Technologies Holdings, Inc. (S)	5.875	07-15-23		25,000	25,813
Materials 1.3%					2,760,091
Building materials 0.2%
Building Materials Corp. of America (S)	5.375	11-15-24		365,000	364,088
Chemicals 0.1%
INEOS Group Holdings SA	6.500	08-15-18	EUR	210,000	230,441
Construction materials 0.3%
Cemex SAB de CV	5.875	03-25-19		550,000	523,875
HeidelbergCement Finance Luxembourg SA	8.500	10-31-19	EUR	115,000	155,419
Containers and packaging 0.5%
Ardagh Packaging Finance PLC (S)	6.000	06-30-21		200,000	186,500
Ardagh Packaging Finance PLC	9.250	10-15-20	EUR	200,000	227,144

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       22

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Containers and packaging (continued)
Berry Plastics Corp. (S)	6.000	10-15-22		180,000	$183,150
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23		165,000	167,475
Owens-Brockway Glass Container, Inc. (S)	6.375	08-15-25		215,000	220,913
Metals and mining 0.1%
AK Steel Corp.	7.625	05-15-20		55,000	22,688
AK Steel Corp.	7.625	10-01-21		80,000	32,000
AK Steel Corp.	8.375	04-01-22		80,000	31,600
Steel Dynamics, Inc.	5.125	10-01-21		85,000	78,625
Steel Dynamics, Inc.	5.500	10-01-24		70,000	63,875
United States Steel Corp.	7.375	04-01-20		130,000	67,548
Paper and forest products 0.1%
Tembec Industries, Inc. (S)	9.000	12-15-19		315,000	204,750
Telecommunication services 1.1%					2,248,179
Diversified telecommunication services 0.6%
Frontier Communications Corp. (S)	10.500	09-15-22		65,000	64,594
Frontier Communications Corp. (S)	11.000	09-15-25		165,000	163,350
Intelsat Jackson Holdings SA	7.250	10-15-20		85,000	73,950
Level 3 Financing, Inc. (S)	5.125	05-01-23		15,000	14,888
Level 3 Financing, Inc.	5.375	08-15-22		205,000	208,075
Level 3 Financing, Inc. (S)	5.375	01-15-24		15,000	15,075
Level 3 Financing, Inc.	6.125	01-15-21		200,000	207,000
Wind Acquisition Finance SA (S)	4.000	07-15-20	EUR	310,000	335,136
Windstream Corp.	7.750	10-15-20		80,000	67,400
Wireless telecommunication services 0.5%
Matterhorn Telecom SA (S)	3.875	05-01-22	EUR	116,000	114,626
Sprint Communications, Inc. (S)	9.000	11-15-18		100,000	105,250
Sprint Corp.	7.250	09-15-21		215,000	160,175
Sprint Corp.	7.875	09-15-23		100,000	75,100
Syniverse Holdings, Inc.	9.125	01-15-19		225,000	101,813
T-Mobile USA, Inc.	6.464	04-28-19		135,000	139,026
T-Mobile USA, Inc.	6.625	11-15-20		180,000	187,108
VimpelCom Holdings BV	5.200	02-13-19		220,000	215,613
Utilities 0.2%					467,364
Independent power and renewable electricity producers 0.2%
Dynegy, Inc.	5.875	06-01-23		170,000	136,425
Dynegy, Inc.	7.375	11-01-22		75,000	65,250
Dynegy, Inc.	7.625	11-01-24		55,000	47,014
GenOn Americas Generation LLC	9.125	05-01-31		210,000	145,425
GenOn Americas Generation LLC	8.500	10-01-21		100,000	73,250

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       23

	Rate (%)	Maturity date	Par value^	Value
Convertible bonds 0.1%				$111,981
(Cost $161,578)
Consumer discretionary 0.0%				39,100
Household durables 0.0%
M/I Homes, Inc.	3.000	03-01-18	40,000	39,100
Energy 0.1%				72,881
Oil, gas and consumable fuels 0.1%
Cobalt International Energy, Inc.	2.625	12-01-19	130,000	72,881
Term loans (M) 0.2%				$384,997
(Cost $690,307)
Consumer discretionary 0.0%				91,864
Multiline retail 0.0%
Lands' End, Inc.	4.250	04-04-21	108,075	91,864
Industrials 0.1%				141,414
Machinery 0.1%
Crosby US Acquisition Corp.	4.000	11-23-20	181,300	141,414
Utilities 0.1%				151,719
Electric utilities 0.1%
Texas Competitive Electric Holdings Company LLC (H)	4.739	10-10-17	500,000	151,719
			Par value^	Value
Short-term investments 8.3%				$17,400,000
(Cost $17,400,000)
Repurchase agreement 8.3%				17,400,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-15 at 0.320% to be repurchased at $17,400,619 on 1-4-16, collateralized by $7,718,497 Federal National Mortgage Association, 3.000% - 4.500% due 2-1-18 to 9-1-43 (valued at $8,073,319, including interest) and $8,999,499 Federal Home Loan Mortgage Corp., 2.000% - 6.500% due 5-1-20 to 6-1-45 (valued at $9,674,682, including interest)			17,400,000	17,400,000
Total investments (Cost $225,951,981)† 104.2%				$218,891,588
Other assets and liabilities, net (4.2%)				($8,860,771)
Total net assets 100.0%				$210,030,817

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       24

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(C)	A portion of this security is segregated as collateral for options. Total collateral value at 12-31-15 was $25,916,765.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(R)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security, refer to the Notes to financial statements.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
†	At 12-31-15, the aggregate cost of investment securities for federal income tax purposes was $226,982,373. Net unrealized depreciation aggregated $8,090,785, of which $14,440,727 related to appreciated investment securities and $22,531,512 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       25

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 12-31-15

Assets
Investments, at value (Cost $225,951,981)	$218,891,588
Foreign currency, at value (Cost $17,498)	17,506
Cash held at broker for futures contracts	472,228
Receivable for investments sold	4,994,224
Unrealized appreciation on forward foreign currency exchange contracts	22,298
Dividends and interest receivable	752,855
Receivable for futures variation margin	146,250
Total assets	225,296,949
Liabilities
Due to custodian	4,764,478
Payable for investments purchased	10,015,328
Unrealized depreciation on forward foreign currency exchange contracts	17,753
Written options, at value (premium received $296,524)	355,100
Payable to affiliates
Accounting and legal services fees	3,036
Trustees' fees	1,606
Other liabilities and accrued expenses	108,831
Total liabilities	15,266,132
Net assets	$210,030,817
Net assets consist of
Paid-in capital	$218,124,769
Accumulated distributions in excess of net investment income	(191,523)
Accumulated net realized gain (loss) on investments, futures contracts, written options and foreign currency transactions	(563,944)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options and translation of assets and liabilities in foreign currencies	(7,338,485)
Net assets	$210,030,817

Net asset value per share
Based on 12,517,202 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$16.78

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       26

STATEMENT OF OPERATIONS  For the year ended 12-31-15

Investment income
Dividends	$5,904,827
Interest	2,168,318
Less foreign taxes withheld	(238,351)
Total investment income	7,834,794
Expenses
Investment management fees	2,357,519
Accounting and legal services fees	41,845
Transfer agent fees	18,994
Trustees' fees	46,127
Printing and postage	63,042
Professional fees	78,028
Custodian fees	65,000
Stock exchange listing fees	23,751
Other	33,730
Total expenses	2,728,036
Less expense reductions	(18,076)
Net expenses	2,709,960
Net investment income	5,124,834
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	11,087,894 [1]
Futures contracts	(10,219)
Written options	(57,136)
11,020,539
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(17,700,612)[2]
Futures contracts	528,754
Written options	(152,581)
(17,324,439)
Net realized and unrealized loss	(6,303,900)
Decrease in net assets from operations	($1,179,066)

1	Includes foreign tax refund of $2,129.
2	Net of $1,738 decrease in deferred foreign withholding taxes.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       27

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-15	Year ended 12-31-14
Increase (decrease) in net assets
From operations
Net investment income	$5,124,834	$6,264,754
Net realized gain	11,020,539	2,771,634
Change in net unrealized appreciation (depreciation)	(17,324,439)	(6,389,428)
Increase (decrease) in net assets resulting from operations	(1,179,066)	2,646,960
Distributions to shareholders
From net investment income	(5,710,487)	(6,125,164)
From net realized gain	(12,004,625)	(14,403,849)
From tax return of capital	(1,939,979)	—
Total distributions	(19,655,091)	(20,529,013)
From fund share transactions
Repurchased	(17,598,174)	(1,649,235)
Total decrease	(38,432,331)	(19,531,288)
Net assets
Beginning of year	248,463,148	267,994,436
End of year	$210,030,817	$248,463,148
Undistributed (accumulated distributions in excess of) net investment income	($191,523)	$511,121
Share activity
Shares outstanding
Beginning of year	13,637,509	13,732,375
Shares repurchased	(1,120,307)	(94,866)
End of year	12,517,202	13,637,509

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       28

Financial highlights

Period Ended	12-31-15	12-31-14	12-31-13	12-31-12[1]		10-31-12	10-31-11[2]
Per share operating performance
Net asset value, beginning of period	$18.22	$19.52	$17.54	$17.60		$16.99	$19.10	[3]
Net investment income[4]	0.39	0.46	0.14	0.05		0.13	0.02
Net realized and unrealized gain (loss) on investments	(0.51)	(0.27)	3.19	0.18		1.68	(1.73)
Total from investment operations	(0.12)	0.19	3.33	0.23		1.81	(1.71)
Less distributions to common shareholders
From net investment income	(0.44)	(0.45)	(0.18)	(0.05)		(0.13)	(0.02)
From net realized gain	(0.91)	(1.05)	(1.17)	—		—	—
From tax return of capital	(0.15)	—	—	(0.27)		(1.16)	(0.34)
Total distributions	(1.50)	(1.50)	(1.35)	(0.32)		(1.29)	(0.36)
Anti-dilutive impact of repurchase plan[5]	0.18	0.01	— [6]	0.03		0.09	—
Offering costs related to common shares	—	—	—	—		—	(0.04)
Net asset value, end of period	$16.78	$18.22	$19.52	$17.54		$17.60	$16.99
Per share market value, end of period	$14.46	$16.32	$17.07	$15.26		$16.14	$15.18
Total return at net asset value (%)[7]	1.56 [8]	1.66 [8]	20.40	1.71	[9]	12.17	(8.98	) [9]
Total return at market value (%)[7]	(2.29)	4.13	21.02	(3.51	) [9]	15.14	(22.33	) [9]
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$210	$248	$268	$241		$245	$248
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.17	1.14	0.22	[9]	1.14	1.15	[10]
Expenses including reductions	1.15	1.17	1.14	0.22	[9]	1.14	1.15	[10]
Net investment income	2.17	2.37 [11]	0.72	0.30	[9]	0.74	0.31	[10]
Portfolio turnover (%)	43	42	142 [12]	11		76	38

1	For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.
2	Period from 5-26-11 (commencement of operations) to 10-31-11.
3	Reflects the deduction of a $0.90 per share sales load.
4	Based on average daily shares outstanding.
5	The repurchase plan was completed at an average repurchase price of $15.71, $17.38, $17.06, $15.43 and $15.95 for 1,120,307 shares, 94,866 shares, 794 shares, 200,837 shares, and 686,230 shares for the years ended 12-31-15, 12-31-14 and 12-31-13, the two month period ended 12-31-12 and the year ended 10-31-12, respectively.
6	Less than $0.005 per share.
7	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
8	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
9	Not annualized.
10	Annualized.
11	Increase in net investment income as a percentage of average net assets resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.
12	Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       29

Notes to financial statements

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       30

The following is a summary of the values by input classification of the fund's investments as of December 31, 2015, by major security category or type:

	Total value at 12-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$9,131,425	$3,872,441	$5,162,101	$96,883
Consumer staples	11,278,302	4,935,599	6,342,703	—
Energy	13,137,134	8,278,421	4,858,713	—
Financials	46,665,561	22,456,283	24,209,278	—
Health care	19,816,502	10,249,141	9,567,361	—
Industrials	18,713,364	8,753,058	9,960,306	—
Information technology	21,728,157	17,105,416	4,507,643	115,098
Materials	11,188,759	6,532,049	4,656,710	—
Telecommunication services	9,708,523	1,631,381	8,077,142	—
Utilities	10,191,961	4,100,066	6,091,895	—
Preferred securities	102,907	—	102,907	—
Corporate bonds	29,332,015	—	29,332,015	—
Convertible bonds	111,981	—	111,981	—
Term loans	384,997	—	384,997	—
Short-term investments	17,400,000	—	17,400,000	—
Total investments in securities	$218,891,588	$87,913,855	$130,765,752	$211,981
Other financial instruments
Futures	($212,843)	($212,843)	—	—
Forward foreign currency contracts	$4,545	—	$4,545	—
Written options	($355,100)	($355,100)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       31

taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice.

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays dividends quarterly pursuant to the Plan described above. The tax character of distributions for the years ended December 31, 2015 and 2014 was as follows:

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       32

	December 31, 2015	December 31, 2014
Ordinary income	$5,737,984	$6,882,308
Long-term capital gains	11,977,128	13,646,705
Tax return of capital	1,939,979	—
Total	$19,655,091	$20,529,013

Such distributions, and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, passive foreign investments companies, wash sale loss deferrals and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       33

margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended December 31, 2015, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $11.0 million to $35.5 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized Depreciation
Mini MSCI EAFE Index Futures	130	Short	Mar 2016	($10,825,457)	($11,038,300)	($212,843)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended December 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $3.6 million to $7.8 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2015:

Contract to Buy		Contract to Sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
CAD	200,000	USD	143,465	Bank of Montreal	1/29/2016	$1,082	—	$1,082
EUR	945,000	USD	1,037,317	Bank of America, N.A.	1/29/2016	—	($9,728)	(9,728)
GBP	483,000	USD	720,112	JPMorgan Chase Bank N.A.	1/29/2016	—	(8,025)	(8,025)
USD	1,092,814	EUR	999,000	Bank of America, N.A.	3/16/2016	5,204	—	5,204
USD	1,719,825	EUR	1,565,000	Citibank N.A.	3/16/2016	16,012	—	16,012
						$22,298	($17,753)	$4,545

Currency abbreviation
CAD	Canadian Dollar	GBP	Pound Sterling
EUR	Euro	USD	U.S. Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       34

the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended December 31, 2015, the fund wrote option contracts to manage against anticipated changes in securities markets and generate income. The following tables summarize the fund's written options activities during the year ended December 31, 2015, and the contracts held at December 31, 2015:

	Number of contracts	Premiums received (paid)
Outstanding, beginning of period	155	$162,980
Options written	4,290	4,806,486
Options closed	(4,180)	(4,672,942)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	265	$296,524

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
S&P 500 Index	$2,065	Jan 2016	265	$296,524	($355,100)
			265	$296,524	($355,100)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	—	($212,843)
Foreign currency	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$22,298	(17,753)
Equity	Written options, at value	Written options	—	(355,100)
			$22,298	($585,696)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2015:

Risk	Statement of operations location	Futures contracts	Investments and foreign currency transactions*	Written options	Total
Equity	Net realized gain (loss)	($10,219)	—	($57,136)	($67,355)
Foreign currency	Net realized gain (loss)	—	$115,578	—	115,578
Total		($10,219)	$115,578	($57,136)	$48,223

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2015:

Risk	Statement of operations location	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Written options	Total
Equity	Change in unrealized appreciation (depreciation)	$528,754	—	($152,581)	$376,173
Foreign currency	Change in unrealized appreciation (depreciation)	—	$18,646	—	18,646
Total		$528,754	$18,646	($152,581)	$394,819

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 1.00% of the fund's average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2015, this waiver amounted to 0.01% of the fund's average daily gross assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $18,076 for the year ended December 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2015, were equivalent to a net annual effective rate of 0.99% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2015, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which has been subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2016 and December 31, 2016, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2015). During the years ended December 31, 2015 and 2014, the fund repurchased 8.21% and 0.69% of shares outstanding, respectively. The weighted average discount per share on the repurchases amounted to 12.14% and 10.69% for the years ended December 31, 2015 and 2014, respectively. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $98,183,804 and $132,335,151, respectively, for the year ended December 31, 2015.

Note 8 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at December 31, 2015:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 12-31-15
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.05%	$96,883
Dropbox, Inc., Class B	5-1-12	$65,608	7,248	7,248	0.05%	$115,098
		$306,161				$211,981

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Hedged Equity & Income Fund (the "Fund") at December 31,2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2016

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       38

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $11,977,128 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       39

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Trust derivatively; (iii) provide that any action brought by a shareholder related to the Trust will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Trust for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended December 31, 2015, distributions from net investment income totaling $0.4370 per share, from net realized gain totaling $0.9186 per share and distributions from tax return of capital totaling $0.1484 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 31, 2015	$0.3760
June 30, 2015	0.3760
September 30, 2015	0.3760
December 31, 2015	0.3760
Total	$1.5040

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

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If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       41

date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2011	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2011	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2011	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2011	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       45

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2011
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2011
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Boyle, Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017; and Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2018. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       46

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HEQ

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 42

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF269284	P15A 12/15 2/16

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $42,560 for the year ended December 31, 2015 and $41,487 for the year ended December 31, 2014.

(b) Audit-Related Services

The audit-related fees were $0 for the year ended December 31, 2015 and $0 for the fiscal period ended December 31, 2014, billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,474 and $103,940 for the years ended December 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the year ended December 31, 2015 and $3,450 for the year ended December 31, 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $210 for the year ended December 31, 2015 $156 and for the year ended December 31, 2014, billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of performance of agreed upon procedures required for the initial and secondary public offerings of shares and review of foreign tax withholding rates. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $7,126,906 for the year ended December 31, 2015 and $5,316,575 for the year ended December 31, 2014.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP (“Wellington Management”) portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of February 1, 2016.

Kent M. Stahl, CFA

Senior Managing Director and Director of Investment Strategy and Risk,

Wellington Management Company LLP since 1998

Joined Fund team since its inception (2011)

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director of Investment Strategy and Risk,

Wellington Management Company LLP since 2002

Joined Fund team since its inception (2011)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2015. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Manager
Kent M. Stahl, CFA

Other Registered Investment Companies: 11

accounts with total net assets of approximately $25,351

million

Other Pooled Investment Vehicles: 4 accounts with total net assets of approximately $326 million

Other Accounts: 2 accounts with total assets of approximately $225 million

Gregg R. Thomas, CFA

Other Registered Investment Companies: 11 accounts with total net assets of approximately $25,351 million

Other Pooled Investment Vehicles: 4 accounts with total net assets of approximately $333 million, of which one account, with assets of approximately $7 million, has performance based fees

Other Accounts: 1 account with total net assets of approximately $225 million

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Thomas also manages an account which pays performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2015. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary. The Investment Professionals are not eligible for an incentive payment based on Fund performance. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Stahl and Thomas are Partners.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2015 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of the table, the letters represent the range indicated below:

A - None

B - $1 - $10,000

C - $10,001 - $50,000

D - $50,001 - $100,000

E - $100,001 - $500,000

F - $500,001 - $1,000,000

G - More than $1 million

Portfolio Manager	Range of Beneficial Ownership
Kent M. Stahl, CFA	None
Gregg R. Thomas, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares Purchased	Average Price per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans*	Maximum Number of Shares that May Yet Be Purchased Under the Plans

15-Jan	-	-	-	1,363,751*
15-Feb	92,245	16.667	92,245	1,271,506
15-Mar	-	-	92,245	1,271,506
15-Apr	-	-	92,245	1,271,506
15-May	80,700	16.789	172,945	1,190,806
15-Jun	181,719	16.425	354,664	1,009,087
15-Jul	219,597	15.882	574,261	789,490
15-Aug	196,600	15.539	770,861	592,890
15-Sep	212,600	14.805	983,461	380,290
15-Oct	126,246	14.823	1,109,707	254,044
15-Nov	10,600	15.052	1,120,307	243,444
15-Dec	-	-	1,120,307	1,251,720
Total	1,120,307	15.708		-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan the fund may purchase in the open market, between January 1, 2016 and December 31, 2016, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2015).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

(C)(4) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott President

Date:	February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott President

Date:	February 18, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo Chief Financial Officer

Date:	February 18, 2016